UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2008

Commonwealth Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	01-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

403 Boush Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (757) 446-6900

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On January 8, 2008, Commonwealth Bankshares, Inc. issued a press release announcing the groundbreaking of its new Kitty Hawk, North Carolina branch. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

          99.1          Press Release, dated January 8, 2008, entitled "Commonwealth Bankshares, Inc., Norfolk, VA,
                           Announces the Groundbreaking of its new Kitty Hawk, North Carolina Branch."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Bankshares, Inc. (Registrant)
January 8, 2008 (Date)	/s/ CYNTHIA A. SABOL, CPA Cynthia A. Sabol, CPA Executive Vice President and Chief Financial Officer